                                                                      Exhibit 21
                         MERCK & CO., INC. SUBSIDIARIES
                                as of 12/31/2000


       Each of the subsidiaries set forth below does business under the name stated. A subsidiary of a subsidiary is indicated by indentation under the immediate parent. All voting securities of the subsidiaries named are owned directly or indirectly by the Company, except where otherwise indicated.

                                                                                              Country or State
Name                                                                                          of Incorporation
----                                                                                          ----------------
Chibret A/S                                                                                       Denmark

Hangzhou MSD Pharmaceutical Company Limited/1/                                                    China

Hawk and Falcon L.L.C.                                                                            Delaware

International Indemnity Ltd.                                                                      Bermuda

Johnson & Johnson - Merck Consumer Pharmaceuticals Company/1/                                     New Jersey

Laboratorios Prosalud S.A.                                                                        Peru

MCM Vaccine Co./1/                                                                                Pennsylvania

Merck and Company, Incorporated                                                                   Delaware
     Merck SH Inc.                                                                                Delaware
         Merial Limited/LLC/1/                                                                    Great Britain/
                                                                                                  Delaware
              British United Turkeys Limited/1/                                                   Great Britain
                  Turkey Research & Development Limited/1/                                        Great Britain

Merck Capital Investments, Inc.                                                                   Delaware

Merck Capital Resources, Inc.                                                                     Delaware
     MSD Technology, L.P.                                                                         Delaware
         Merck Finance Co., Inc.                                                                  Delaware

Merck Cardiovascular Health Company                                                               Nevada
     MSP Distribution Services (C) LLC/1/                                                         Nevada
     MSP Marketing Services (C) LLC/1/                                                            Nevada

Merck Enterprises Canada, Ltd.                                                                    Canada

Merck Foreign Sales Corporation Ltd.                                                              Bermuda

Merck Hamilton, Inc.                                                                              California

Merck Holdings, Inc.                                                                              Delaware
     Chippewa Holdings LLC                                                                        Delaware
         Algonquin SarL                                                                           Luxembourg
     Frosst Laboratories, Inc.                                                                    Delaware
     Frosst Portuguesa - Produtos Farmaceuticos, Lda.                                             Portugal
     Istituto Gentili S.p.A./Inc.                                                                 Italy/Delaware
     KBI Inc.                                                                                     Delaware
         KBI Sub Inc.                                                                             Delaware
         KBI-E Inc.                                                                               Delaware
         KBI-P Inc.                                                                               Delaware
     Merck Borinquen Holdings, Inc.                                                               Delaware
         Merck Sharp & Dohme Quimica de Puerto Rico, Inc.                                         Delaware
     Merck-Medco Holdings II Corp.                                                                Delaware
         Cloverleaf International Holdings S.A.                                                   Luxembourg
              Coordinated Patient Care Scandinavia AS                                             Norway
                  Infodoc AS/1/                                                                   Norway
                  Infodoc International AS/1/                                                     Norway
                  Medco Holdings S. de R.L. de C.V.                                               Mexico
                      Medco de Mexico Managed Care S. de R.L. de C.V.                             Mexico
                      Medco Servicios de Mexico, S. de R.L. de C.V.                               Mexico
              Coordination Medicale et Pharmaceutique, S.A.                                       France
              Fontelabor-Produtos Farmaceuticos, Lda.                                             Portugal
              Merck Frosst Canada & Co.                                                           Canada
                  Maple Leaf Holdings SRL                                                         Barbados
              Merck Sharp & Dohme (Australia) Pty. Limited                                        Australia
                  AMRAD Pharmaceuticals Pty. Ltd./1/                                              Australia
                  Merck Sharp & Dohme Finance Europe Limited                                      Great Britain
              Merck Sharp & Dohme B.V.                                                            Netherlands
                  Abello Farmacia, S.L./1/                                                        Spain
                  Financiere MSD S.A.S.                                                           France
                      MSD (Nippon Holdings) BV                                                    Netherlands
                      Laboratoires Martin-Johnson & Johnson-MSD S.A.S./1/                         France
                      Laboratoires Merck Sharp & Dohme Chibret SNC                                France
                      Aventis Pasteur MSD Gestion S.A./1/                                         France
                      Aventis Pasteur MSD S.N.C./1/                                               France
                           Aventis Pasteur MSD A/S                                                Denmark
                           Aventis Pasteur MSD GmbH                                               Germany
                           Aventis Pasteur MSD Ltd. (UK)                                          Great Britain
                               Aventis Pasteur MSD Ltd. (Ireland)                                 Ireland
                           Aventis Pasteur MSD N.V.                                               Belgium
                           Aventis Pasteur MSD S.A.                                               Spain
                           Aventis Pasteur MSD S.p.A.                                             Italy
                           Aventis Pasteur Vaccins S.A.                                           France
                  Laboratorios Biopat, S.A.                                                       Spain
                  Laboratorios Chibret, S.A.                                                      Spain

                  Laboratorios Frosst, S.A.                                                       Spain
                  Merck Sharp & Dohme GmbH                                                        Austria
                  Merck Sharp & Dohme Holdings de Mexico, S.A. de C.V.                            Mexico
                      Merck Sharp & Dohme de Mexico, S.A. de C.V.                                 Mexico
                  Merck Sharp & Dohme (Israel - 1996) Company Ltd.                                Israel
                  Merck Sharp & Dohme (Italia) S.p.A.                                             Italy
                      Centra Medicamenta/1/                                                       Italy
                      Istituto Di Richerche Di Biologia Molecolare S.p.A./1/                      Italy
                  MSD (Proprietary) Limited                                                       South Africa
                  MSD Sharp & Dohme GmbH                                                          Germany
                      Chibret Pharmazeutische GmbH                                                Germany
                      Dieckmann Arzneimittel GmbH                                                 Germany
                           Woelm Pharma GmbH & Co./1/                                             Germany
                      MSD Chibropharm GmbH                                                        Germany
                      MSD Unterstutzungskasse GmbH                                                Germany
                      Varipharm Arzneimittel GmbH                                                 Germany
                  Sharp & Dohme, S.A.                                                             Spain
              Merck Sharp & Dohme Chibret A.G.                                                    Switzerland
              Merck Sharp & Dohme de Venezuela S.R.L.                                             Venezuela
              Merck Sharp & Dohme (Holdings) Limited                                              Great Britain
                  Charles E. Frosst (U.K.) Limited                                                Great Britain
                  Merck Sharp & Dohme Limited                                                     Great Britain
                      Johnson & JohnsonoMSD Consumer Pharmaceuticals/1/                           Great Britain
                  Propecia Limited                                                                Great Britain
                  Thomas Morson & Son Limited                                                     Great Britain
              Merck Sharp & Dohme IDEA, Inc.                                                      Switzerland
              Merck Sharp & Dohme (Sweden) A.B.                                                   Sweden
              Merck Sharp & Dohme Trading & Service Limited Liability Company                     Hungary
              MSD Ireland (Holdings) S.A.                                                         Luxembourg
                  Fregenal Holdings S.A.                                                          Panama
                  Frosst Iberica, S.A.                                                            Spain
                  Laboratorios Abello, S.A.                                                       Spain
                  Laboratorios Quimico-Farmaceuticos Chibret, Lda.                                Portugal
                  Merck Sharp & Dohme de Espana, S.A.                                             Spain
                  Merck Sharp & Dohme, Limitada                                                   Portugal
                  MSD Finance, B.V.                                                               Netherlands
                  MSD Overseas Manufacturing Co.                                                  Bermuda
                      Blue Jay Investments C.V.                                                   Netherlands
                      Merck Sharp & Dohme (Puerto Rico) Ltd.                                      Bermuda
                      Merck Sharp & Dohme (Singapore) Ltd.                                        Bermuda
                      MSD Ireland (Investment) Ltd.                                               Bermuda
                      MSD Overseas Manufacturing Co. (Ireland)                                    Ireland
                           Crosswinds B.V.                                                        Netherlands
                           Merck Sharp & Dohme (Ireland) Ltd.                                     Bermuda
                               MSD Pembroke Ltd.                                                  Bermuda
                           Tradewinds Manufacturing SRL                                           Barbados

                               MSD Technology Singapore Pte. Ltd.                                 Singapore
                                    MSP Singapore Company, LLC/1/                                 Delaware
                                    MSP Cholesterol LLC/1/                                        Delaware
                                    MSP Respiratory LLC/1/                                        Delaware
                  Neopharmed S.p.A.                                                               Italy
                  Ruskin Limited                                                                  Bermuda
              MSD (Norge) A/S                                                                     Norway
              MSD Ventures Singapore Pte. Ltd.                                                    Singapore
              Suomen MSD Oy                                                                       Finland
                  Kiinteisto Oy Viistotie 11                                                      Finland
     Merck Sharp & Dohme (I.A.) Corp.                                                             Delaware
         Merck Sharp & Dohme (Argentina) Inc.                                                     Delaware
         MSD Korea Ltd.                                                                           Korea/Delaware
     Merck Sharp Dohme Ilaclari Limited Sirketi                                                   Turkey
     Merck Sharp & Dohme Farmaceutica Ltda.                                                       Brazil
         Prodome Quimica e Farmaceutica Ltda./1/                                                  Brazil
     Merck Sharp & Dohme (International) Limited                                                  Bermuda
         Merck Sharp & Dohme (Asia) Limited                                                       Hong Kong
              Merck Sharp & Dohme (China) Limited                                                 Hong Kong
         Merck Sharp & Dohme S.A.                                                                 France
     Merck Sharp & Dohme International Services B.V.                                              Netherlands
     Merck Sharp & Dohme - Lebanon S.A.L.                                                         Lebanon
     Merck Sharp & Dohme L.L.C.                                                                   Russian Federation
     Merck Sharp & Dohme (Middle East) Limited                                                    Cyprus
     Merck Sharp & Dohme of Pakistan Limited                                                      Pakistan
     Merck Sharp & Dohme S.A.R.L.                                                                 Morocco
     Merck Technology (U.S.) Company, Inc.                                                        Nevada
         MSP Technology (U.S.) Company, LLC/1/                                                    Delaware
     Merck Ventures, Inc.                                                                         Delaware
     MSD Lakemedel (Scandinavia) Aktiebolog                                                       Sweden
     Prosalud Peruana S.A.                                                                        Peru
     Readington Holdings, Inc.                                                                    New Jersey
     STELLARx, Inc.                                                                               Nevada
     TELERx Marketing Inc.                                                                        Pennsylvania

Merck Investment Co., Inc.                                                                        Delaware

Merck Liability Management Company                                                                Delaware
     Merck LMC Cash Management (Bermuda) Ltd.                                                     Bermuda
     Merck LMC Cash Management, Inc.                                                              Delaware

Merck-Medco Managed Care, L.L.C.                                                                  Delaware
     CM Delaware Corporation                                                                      Delaware
     DM-MG, L.L.C.                                                                                Delaware
     Medco Containment Insurance Company of New Jersey                                            New Jersey
     Medco Containment Insurance Company of New York                                              New York

     Medco Containment Life Insurance Company                                                     Pennsylvania
     Merck Capital Ventures, LLC                                                                  Delaware
     merckmedco.com, L.L.C.                                                                       New Jersey
     Merck-Medco Managed Care of California, Inc.                                                 California
     Merck-Medco Rx Services of Florida No. 2, L.C.                                               Florida
     Merck-Medco Rx Services of Florida, L.C.                                                     Florida
     Merck-Medco Rx Services of Massachusetts, L.L.C.                                             Massachusetts
     Merck-Medco Rx Services of Nevada, Inc.                                                      Nevada
     Merck-Medco Rx Services of New Jersey, L.L.C.                                                New Jersey
     Merck-Medco Rx Services of New York, L.L.C.                                                  New York
     Merck-Medco Rx Services of Ohio, Ltd.                                                        Ohio
     Merck-Medco Rx Services of Ohio No. 2, Ltd.                                                  Ohio
     Merck-Medco Rx Services of Oklahoma, L.L.C.                                                  Oklahoma
     Merck-Medco Rx Services of Pennsylvania, L.L.C.                                              Pennsylvania
     Merck-Medco Rx Services of Pennsylvania No. 2, L.L.C.                                        Pennsylvania
     Merck-Medco Rx Services of Texas, L.L.C.                                                     Texas
     Merck-Medco Rx Services of Virginia, L.L.C.                                                  Virginia
     Merck-Medco Rx Services of Washington, Inc.                                                  Washington
     Merck-Medco Rx Services of Willingboro New Jersey, L.L.C.                                    New Jersey
     Mergerco Delaware No. 10, L.L.C.                                                             Delaware
     MW Holdings, L.L.C.                                                                          Delaware
     NJRE, L.L.C.                                                                                 New Jersey
     National Rx Services, Inc. of Missouri                                                       Missouri
     National Rx Services No. 3, Inc. of Ohio                                                     Ohio
     New York PAID Independent Practice Association, L.L.C.                                       New York
     Paid Direct, Inc.                                                                            Delaware
     PAID Prescriptions, L.L.C.                                                                   Nevada
     Replacement Distribution Center, Inc.                                                        Ohio
     The Institute for Effectiveness Research, L.L.C.                                             Delaware
     Systemed, L.L.C.                                                                             Delaware
         Systemed Pharmacy of Iowa, L.L.C.                                                        Delaware
         Systemed Pharmacy of Ohio, Ltd.                                                          Ohio

Merck Resource Management, Inc.                                                                   Delaware

Merck Respiratory Health Company                                                                  Nevada
     MSP Distribution Services (R) LLC/1/                                                         Nevada
     MSP Marketing Services (R) LLC/1/                                                            Nevada

Merck Sharp & Dohme (Europe) Inc.                                                                 Delaware

Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada                                      Brazil

Merck Sharp & Dohme (New Zealand) Limited                                                         New Zealand

Merck Sharp & Dohme Overseas Finance N.V.                                                         Neth. Antilles

Merck Sharp & Dohme (Panama) S.A.                                                                 Panama

Merck Sharp & Dohme Peru SRL                                                                      Peru

Merck Sharp & Dohme (Philippines) Inc.                                                            Philippines

MSD International Holdings, Inc.                                                                  Delaware
     Banyu Pharmaceutical Company, Ltd./1/                                                        Japan
         Banyu-A.S.C. Co., Ltd.                                                                   Japan
         Nippon Merck-Banyu Co., Ltd.                                                             Japan

MSD (Japan) Co., Ltd.                                                                             Japan

NRx Federal Corp.                                                                                 Delaware


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/1/ own less than 100%








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